SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report: (Date of earliest event reported):
                        March 2, 2005 (February 28, 2005)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)



         Delaware                       0-15905                   73-1268729
(State of Incorporation)        (Commission file Number)       (IRS Employer
                                                             Identification No.)

                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 28, 2005, Blue Dolphin Energy Company ("Company") and MCNIC Offshore Pipeline and Processing Company ("MCNIC") executed an amendment, effective January 1, 2005, to their Asset Purchase Agreement dated February 1, 2002 (the "Amendment"), whereby the Company acquired MCNIC's one-third interest in the Blue Dolphin Pipeline system and the inactive Omega Pipeline.

         Pursuant to the terms of the Amendment, the Company's promissory note issued to MCNIC in the principal amount of $750,000 due December 31, 2006 (the "Original Promissory Note") was exchanged for a new non-interest bearing promissory note in the principal amount of $250,000 (the "New Promissory Note"), and all accrued interest on the Original Promissory Note was forgiven. In addition to the New Promissory Note, MCNIC can receive additional payments of up to $500,000 from 50% of the net profits, if any, from the 1/3 interest in the Blue Dolphin Pipeline system through December 31, 2006. The Company made a principal payment on the New Promissory Note of $30,000 at closing and under the terms of the New Promissory Note will make monthly principal payments of $10,000 through December 31, 2006. The New Promissory Note matures on December 31, 2006. The principal amount of the New Promissory Note may be increased by up to $500,000 if 50% or more of the Company's 83% interest in the Blue Dolphin Pipeline system is sold before December 31, 2006.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information included in Item 1.01 above is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  10.1 Amendment to the Asset Purchase Agreement by and among MCNIC Offshore Pipeline & Processing Company and Blue Dolphin Pipe Line Dated February 1, 2002.

                  10.2 Promissory Note Dated January 1, 2005 from Blue Dolphin Pipeline Company to MCNIC Offshore Pipeline & Processing Company.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   March 2, 2005.

                                                     BLUE DOLPHIN ENERGY COMPANY



                                                      /s/ G. Brian Lloyd
                                                     ---------------------------
                                                     By:  G. Brian Lloyd
                                                     Vice President, Treasurer

                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit
-------           ----------------------

10.1 Amendment to the Asset Purchase Agreement by and among MCNIC Offshore Pipeline & Processing Company and Blue Dolphin Pipe Line Dated February 1, 2002.

10.2 Promissory Note Dated January 1, 2005 from Blue Dolphin Pipeline Company to MCNIC Offshore Pipeline & Processing Company.